Exhibit 24

POWER OF ATTORNEY

            The undersigned Trustee and officer of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the purpose of registering Common Shares of Beneficial Interest, hereby constitutes and appoints JAMES H. BERICK and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee and Chairman of the Board of said Trust, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2002.

/s/ ALFRED LERNER
Alfred Lerner

POWER OF ATTORNEY

The undersigned Trustee of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the purpose of registering Common Shares of Beneficial Interest, hereby constitutes and appoints ALFRED LERNER and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2002.

/s/ JAMES H. BERICK James H. Berick

POWER OF ATTORNEY

The undersigned Trustee of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the purpose of registering Common Shares of Beneficial Interest, hereby constitutes and appoints JAMES H. BERICK and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of February, 2002.

/s/ H. GRANT HATHAWAY H. Grant Hathaway

POWER OF ATTORNEY

The undersigned Trustee of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the purpose of registering Common Shares of Beneficial Interest, hereby constitutes and appoints JAMES H. BERICK and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of February, 2002.

/s/ MILTON A. WOLF Milton A. Wolf